Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	4Q'24 vs. 4Q'23		Dec 31, 2024	Dec 31, 2023	YTD'24 vs. YTD'23
EARNINGS
Net interest income	$4,592	$4,609	$4,405	$4,405	$4,466	$126	2.8%	$18,011	$16,999	$1,012	6.0%
Retailer share arrangements	(919)	(914)	(810)	(764)	(878)	(41)	4.7%	(3,407)	(3,661)	254	(6.9)%
Other income	128	119	117	1,157	71	57	80.3%	1,521	289	1,232	NM
Net revenue	3,801	3,814	3,712	4,798	3,659	142	3.9%	16,125	13,627	2,498	18.3%
Provision for credit losses	1,561	1,597	1,691	1,884	1,804	(243)	(13.5)%	6,733	5,965	768	12.9%
Other expense	1,267	1,189	1,177	1,206	1,316	(49)	(3.7)%	4,839	4,758	81	1.7%
Earnings before provision for income taxes	973	1,028	844	1,708	539	434	80.5%	4,553	2,904	1,649	56.8%
Provision for income taxes	199	239	201	415	99	100	101.0%	1,054	666	388	58.3%
Net earnings	$774	$789	$643	$1,293	$440	$334	75.9%	$3,499	$2,238	$1,261	56.3%
Net earnings available to common stockholders	$753	$768	$624	$1,282	$429	$324	75.5%	$3,427	$2,196	$1,231	56.1%

COMMON SHARE STATISTICS
Basic EPS	$1.93	$1.96	$1.56	$3.17	$1.04	$0.89	85.6%	$8.64	$5.21	$3.43	65.8%
Diluted EPS	$1.91	$1.94	$1.55	$3.14	$1.03	$0.88	85.4%	$8.55	$5.19	$3.36	64.7%
Dividend declared per share	$0.25	$0.25	$0.25	$0.25	$0.25	$—	—%	$1.00	$0.96	$0.04	4.2%
Common stock price	$65.00	$49.88	$47.19	$43.12	$38.19	$26.81	70.2%	$65.00	$38.19	$26.81	70.2%
Book value per share	$39.55	$37.92	$36.24	$35.03	$32.36	$7.19	22.2%	$39.55	$32.36	$7.19	22.2%
Tangible book value per share(1)	$34.07	$32.68	$31.05	$30.36	$27.59	$6.48	23.5%	$34.07	$27.59	$6.48	23.5%

Beginning common shares outstanding	389.2	395.1	401.4	406.9	413.8	(24.6)	(5.9)%	406.9	438.2	(31.3)	(7.1)%
Issuance of common shares	—	—	—	—	—	—	NM	—	—	—	NM
Stock-based compensation	0.6	0.7	0.6	2.0	0.4	0.2	50.0%	3.9	2.3	1.6	69.6%
Shares repurchased	(1.5)	(6.6)	(6.9)	(7.5)	(7.3)	5.8	(79.5)%	(22.5)	(33.6)	11.1	(33.0)%
Ending common shares outstanding	388.3	389.2	395.1	401.4	406.9	(18.6)	(4.6)%	388.3	406.9	(18.6)	(4.6)%

Weighted average common shares outstanding	389.3	392.3	399.3	404.7	411.9	(22.6)	(5.5)%	396.5	421.2	(24.7)	(5.9)%
Weighted average common shares outstanding (fully diluted)	394.8	396.5	402.6	408.2	414.6	(19.8)	(4.8)%	400.6	423.5	(22.9)	(5.4)%

(1) Tangible book value per share is a non-GAAP measure, calculated based on Tangible common equity divided by common shares outstanding. For corresponding reconciliation of this measure to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	4Q'24 vs. 4Q'23		Dec 31, 2024	Dec 31, 2023	YTD'24 vs. YTD'23
PERFORMANCE METRICS
Return on assets(1)	2.6%	2.6%	2.2%	4.4%	1.5%		1.1%	2.9%	2.0%		0.9%
Return on equity(2)	18.9%	19.8%	16.7%	35.6%	12.4%		6.5%	22.5%	16.4%		6.1%
Return on tangible common equity(3)	23.0%	24.3%	20.2%	43.6%	14.7%		8.3%	27.5%	19.8%		7.7%
Net interest margin(4)	15.01%	15.04%	14.46%	14.55%	15.10%		(0.09)%	14.76%	15.15%		(0.39)%
Net revenue as a % of average loan receivables, including held for sale	14.76%	14.87%	14.71%	19.11%	14.56%		0.20%	15.85%	14.37%		1.48%
Efficiency ratio(5)	33.3%	31.2%	31.7%	25.1%	36.0%		(2.7)%	30.0%	34.9%		(4.9)%
Other expense as a % of average loan receivables, including held for sale	4.92%	4.64%	4.66%	4.80%	5.24%		(0.32)%	4.76%	5.02%		(0.26)%
Effective income tax rate	20.5%	23.2%	23.8%	24.3%	18.4%		2.1%	23.1%	22.9%		0.2%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	6.45%	6.06%	6.42%	6.31%	5.58%		0.87%	6.31%	4.87%		1.44%
30+ days past due as a % of period-end loan receivables(6)	4.70%	4.78%	4.47%	4.74%	4.74%		(0.04)%	4.70%	4.74%		(0.04)%
90+ days past due as a % of period-end loan receivables(6)	2.40%	2.33%	2.19%	2.42%	2.28%		0.12%	2.40%	2.28%		0.12%
Net charge-offs	$1,661	$1,553	$1,621	$1,585	$1,402	$259	18.5%	$6,420	$4,620	$1,800	39.0%
Loan receivables delinquent over 30 days(6)	$4,925	$4,883	$4,574	$4,820	$4,885	$40	0.8%	$4,925	$4,885	$40	0.8%
Loan receivables delinquent over 90 days(6)	$2,512	$2,382	$2,244	$2,459	$2,353	$159	6.8%	$2,512	$2,353	$159	6.8%

Allowance for credit losses (period-end)	$10,929	$11,029	$10,982	$10,905	$10,571	$358	3.4%	$10,929	$10,571	$358	3.4%
Allowance coverage ratio(7)	10.44%	10.79%	10.74%	10.72%	10.26%		0.18%	10.44%	10.26%		0.18%

BUSINESS METRICS
Purchase volume(8)	$47,955	$44,985	$46,846	$42,387	$49,339	$(1,384)	(2.8)%	$182,173	$185,178	$(3,005)	(1.6)%
Period-end loan receivables	$104,721	$102,193	$102,284	$101,733	$102,988	$1,733	1.7%	$104,721	$102,988	$1,733	1.7%
Credit cards	$96,818	$94,008	$94,091	$93,736	$97,043	$(225)	(0.2)%	$96,818	$97,043	$(225)	(0.2)%
Consumer installment loans	$5,971	$6,125	$6,072	$5,957	$3,977	$1,994	50.1%	$5,971	$3,977	$1,994	50.1%
Commercial credit products	$1,826	$1,936	$2,003	$1,912	$1,839	$(13)	(0.7)%	$1,826	$1,839	$(13)	(0.7)%
Other	$106	$124	$118	$128	$129	$(23)	(17.8)%	$106	$129	$(23)	(17.8)%
Average loan receivables, including held for sale	$102,476	$102,009	$101,478	$100,957	$99,683	$2,793	2.8%	$101,733	$94,832	$6,901	7.3%
Period-end active accounts (in thousands)(9)	71,532	69,965	70,991	70,754	73,484	(1,952)	(2.7)%	71,532	73,484	(1,952)	(2.7)%
Average active accounts (in thousands)(9)	70,299	70,424	70,974	71,667	71,526	(1,227)	(1.7)%	70,904	70,337	567	0.8%

LIQUIDITY
Liquid assets
Cash and equivalents	$14,711	$17,934	$18,632	$20,021	$14,259	$452	3.2%	$14,711	$14,259	$452	3.2%
Total liquid assets	$17,159	$19,704	$20,051	$21,929	$16,808	$351	2.1%	$17,159	$16,808	$351	2.1%
Undrawn credit facilities
Undrawn credit facilities	$2,625	$2,700	$2,950	$2,950	$2,950	$(325)	(11.0)%	$2,625	$2,950	$(325)	(11.0)%
Total liquid assets and undrawn credit facilities(10)	$19,784	$22,404	$23,001	$24,879	$19,758	$26	0.1%	$19,784	$19,758	$26	0.1%
Liquid assets % of total assets	14.36%	16.53%	16.64%	18.10%	14.31%		0.05%	14.36%	14.31%		0.05%
Liquid assets including undrawn credit facilities % of total assets	16.56%	18.79%	19.09%	20.53%	16.82%		(0.26)%	16.56%	16.82%		(0.26)%

(1) Return on assets represents annualized net earnings as a percentage of average total assets.
(2) Return on equity represents annualized net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents annualized net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents annualized net interest income divided by average total interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(10) Excludes uncommitted credit facilities and available borrowing capacity related to unencumbered assets.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	4Q'24 vs. 4Q'23		Dec 31, 2024	Dec 31, 2023	YTD'24 vs. YTD'23
Interest income:
Interest and fees on loans	$5,480	$5,522	$5,301	$5,293	$5,323	$157	2.9%	$21,596	$19,902	$1,694	8.5%
Interest on cash and debt securities	230	263	281	275	226	4	1.8%	1,049	808	241	29.8%
Total interest income	5,710	5,785	5,582	5,568	5,549	161	2.9%	22,645	20,710	1,935	9.3%

Interest expense:
Interest on deposits	917	968	967	954	878	39	4.4%	3,806	2,952	854	28.9%
Interest on borrowings of consolidated securitization entities	104	108	110	105	99	5	5.1%	427	340	87	25.6%
Interest on senior unsecured notes	97	100	100	104	106	(9)	(8.5)%	401	419	(18)	(4.3)%
Total interest expense	1,118	1,176	1,177	1,163	1,083	35	3.2%	4,634	3,711	923	24.9%

Net interest income	4,592	4,609	4,405	4,405	4,466	126	2.8%	18,011	16,999	1,012	6.0%

Retailer share arrangements	(919)	(914)	(810)	(764)	(878)	(41)	4.7%	(3,407)	(3,661)	254	(6.9)%
Provision for credit losses	1,561	1,597	1,691	1,884	1,804	(243)	(13.5)%	6,733	5,965	768	12.9%
Net interest income, after retailer share arrangements and provision for credit losses	2,112	2,098	1,904	1,757	1,784	328	18.4%	7,871	7,373	498	6.8%

Other income:
Interchange revenue	266	256	263	241	270	(4)	(1.5)%	1,026	1,031	(5)	(0.5)%
Protection product revenue	151	145	125	141	139	12	8.6%	562	510	52	10.2%
Loyalty programs	(371)	(346)	(346)	(319)	(369)	(2)	0.5%	(1,382)	(1,370)	(12)	0.9%
Other	82	64	75	1,094	31	51	164.5%	1,315	118	1,197	NM
Total other income	128	119	117	1,157	71	57	80.3%	1,521	289	1,232	NM

Other expense:
Employee costs	478	464	434	496	538	(60)	(11.2)%	1,872	1,884	(12)	(0.6)%
Professional fees	249	231	236	220	228	21	9.2%	936	842	94	11.2%
Marketing and business development	147	123	129	125	138	9	6.5%	524	527	(3)	(0.6)%
Information processing	207	203	207	186	190	17	8.9%	803	712	91	12.8%
Other	186	168	171	179	222	(36)	(16.2)%	704	793	(89)	(11.2)%
Total other expense	1,267	1,189	1,177	1,206	1,316	(49)	(3.7)%	4,839	4,758	81	1.7%

Earnings before provision for income taxes	973	1,028	844	1,708	539	434	80.5%	4,553	2,904	1,649	56.8%
Provision for income taxes	199	239	201	415	99	100	101.0%	1,054	666	388	58.3%
Net earnings	$774	$789	$643	$1,293	$440	$334	75.9%	$3,499	$2,238	$1,261	56.3%

Net earnings available to common stockholders	$753	$768	$624	$1,282	$429	$324	75.5%	$3,427	$2,196	$1,231	56.1%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Dec 31, 2024 vs. Dec 31, 2023
Assets
Cash and equivalents	$14,711	$17,934	$18,632	$20,021	$14,259	$452	3.2%
Debt securities	3,079	2,345	2,693	3,005	3,799	(720)	(19.0)%
Loan receivables:
Unsecuritized loans held for investment	83,382	81,005	82,144	81,642	81,554	1,828	2.2%
Restricted loans of consolidated securitization entities	21,339	21,188	20,140	20,091	21,434	(95)	(0.4)%
Total loan receivables	104,721	102,193	102,284	101,733	102,988	1,733	1.7%
Less: Allowance for credit losses	(10,929)	(11,029)	(10,982)	(10,905)	(10,571)	(358)	3.4%
Loan receivables, net	93,792	91,164	91,302	90,828	92,417	1,375	1.5%
Goodwill	1,274	1,274	1,274	1,073	1,018	256	25.1%
Intangible assets, net	854	765	776	800	815	39	4.8%
Other assets	5,753	5,747	5,812	5,446	4,915	838	17.0%
Assets held for sale	—	—	—	—	256	(256)	(100.0)%
Total assets	$119,463	$119,229	$120,489	$121,173	$117,479	$1,984	1.7%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$81,664	$81,901	$82,708	$83,160	$80,789	$875	1.1%
Non-interest-bearing deposit accounts	398	383	392	394	364	34	9.3%
Total deposits	82,062	82,284	83,100	83,554	81,153	909	1.1%
Borrowings:
Borrowings of consolidated securitization entities	7,842	8,015	7,517	8,016	7,267	575	7.9%
Senior and Subordinated unsecured notes	7,620	7,617	8,120	8,117	8,715	(1,095)	(12.6)%
Total borrowings	15,462	15,632	15,637	16,133	15,982	(520)	(3.3)%
Accrued expenses and other liabilities	5,359	5,333	6,212	6,204	6,334	(975)	(15.4)%
Liabilities held for sale	—	—	—	—	107	(107)	(100.0)%
Total liabilities	102,883	103,249	104,949	105,891	103,576	(693)	(0.7)%
Equity:
Preferred stock	1,222	1,222	1,222	1,222	734	488	66.5%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,853	9,822	9,793	9,768	9,775	78	0.8%
Retained earnings	21,635	20,975	20,310	19,790	18,662	2,973	15.9%
Accumulated other comprehensive income (loss)	(59)	(50)	(73)	(69)	(68)	9	(13.2)%
Treasury stock	(16,072)	(15,990)	(15,713)	(15,430)	(15,201)	(871)	5.7%
Total equity	16,580	15,980	15,540	15,282	13,903	2,677	19.3%
Total liabilities and equity	$119,463	$119,229	$120,489	$121,173	$117,479	$1,984	1.7%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Dec 31, 2024			Sep 30, 2024			Jun 30, 2024			Mar 31, 2024			Dec 31, 2023
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$16,131	$193	4.76%	$17,316	$235	5.40%	$18,337	$249	5.46%	$17,405	$236	5.45%	$13,762	$188	5.42%
Securities available for sale	3,111	37	4.73%	2,587	28	4.31%	2,731	32	4.71%	3,432	39	4.57%	3,895	38	3.87%

Loan receivables, including held for sale:
Credit cards	94,356	5,209	21.96%	93,785	5,236	22.21%	93,267	5,013	21.62%	94,216	5,096	21.75%	93,744	5,162	21.85%
Consumer installment loans	6,041	224	14.75%	6,107	238	15.50%	6,085	243	16.06%	4,734	149	12.66%	3,875	116	11.88%
Commercial credit products	1,953	45	9.17%	1,992	46	9.19%	2,001	43	8.64%	1,878	45	9.64%	1,934	42	8.62%
Other	126	2	6.31%	125	2	6.37%	125	2	6.44%	129	3	9.35%	130	3	9.16%
Total loan receivables, including held for sale	102,476	5,480	21.27%	102,009	5,522	21.54%	101,478	5,301	21.01%	100,957	5,293	21.09%	99,683	5,323	21.19%
Total interest-earning assets	121,718	5,710	18.66%	121,912	5,785	18.88%	122,546	5,582	18.32%	121,794	5,568	18.39%	117,340	5,549	18.76%

Non-interest-earning assets:
Cash and due from banks	872			847			887			944			886
Allowance for credit losses	(11,014)			(10,994)			(10,878)			(10,677)			(10,243)
Other assets	7,678			7,624			7,309			6,973			6,616
Total non-interest-earning assets	(2,464)			(2,523)			(2,682)			(2,760)			(2,741)

Total assets	$119,254			$119,389			$119,864			$119,034			$114,599

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$81,635	$917	4.47%	$82,100	$968	4.69%	$82,749	$967	4.70%	$82,598	$954	4.65%	$78,892	$878	4.42%
Borrowings of consolidated securitization entities	7,868	104	5.26%	7,817	108	5.50%	7,858	110	5.63%	7,383	105	5.72%	6,903	99	5.69%
Senior and Subordinated unsecured notes	7,618	97	5.07%	7,968	100	4.99%	8,118	100	4.95%	8,630	104	4.85%	8,712	106	4.83%

Total interest-bearing liabilities	97,121	1,118	4.58%	97,885	1,176	4.78%	98,725	1,177	4.80%	98,611	1,163	4.74%	94,507	1,083	4.55%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	379			387			396			390			379
Other liabilities	5,444			5,302			5,221			5,419			5,652
Total non-interest-bearing liabilities	5,823			5,689			5,617			5,809			6,031

Total liabilities	102,944			103,574			104,342			104,420			100,538

Equity
Total equity	16,310			15,815			15,522			14,614			14,061

Total liabilities and equity	$119,254			$119,389			$119,864			$119,034			$114,599
Net interest income		$4,592			$4,609			$4,405			$4,405			$4,466

Interest rate spread(2)			14.08%			14.10%			13.53%			13.64%			14.22%
Net interest margin(3)			15.01%			15.04%			14.46%			14.55%			15.10%

(1) Average yields/rates are based on annualized total interest income/expense divided by average balances.
(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents annualized net interest income divided by average total interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Twelve Months Ended Dec 31, 2024			Twelve Months Ended Dec 31, 2023
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$17,294	$913	5.28%	$13,272	$678	5.11%
Securities available for sale	2,965	136	4.59%	4,077	130	3.19%

Loan receivables, including held for sale:
Credit cards	93,907	20,554	21.89%	89,383	19,341	21.64%
Consumer installment loans	5,744	854	14.87%	3,501	401	11.45%
Commercial credit products	1,956	179	9.15%	1,826	150	8.21%
Other	126	9	7.14%	122	10	8.20%
Total loan receivables, including held for sale	101,733	21,596	21.23%	94,832	19,902	20.99%
Total interest-earning assets	121,992	22,645	18.56%	112,181	20,710	18.46%

Non-interest-earning assets:
Cash and due from banks	887			962
Allowance for credit losses	(10,891)			(9,726)
Other assets	7,398			6,402
Total non-interest-earning assets	(2,606)			(2,362)

Total assets	$119,386			$109,819

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$82,268	$3,806	4.63%	$75,487	$2,952	3.91%
Borrowings of consolidated securitization entities	7,732	427	5.52%	6,274	340	5.42%

Senior and subordinated unsecured notes	8,082	401	4.96%	8,644	419	4.85%

Total interest-bearing liabilities	98,082	4,634	4.72%	90,405	3,711	4.10%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	388			402
Other liabilities	5,348			5,343
Total non-interest-bearing liabilities	5,736			5,745

Total liabilities	103,818			96,150

Equity
Total equity	15,568			13,669

Total liabilities and equity	$119,386			$109,819
Net interest income		$18,011			$16,999

Interest rate spread(2)			13.84%			14.36%
Net interest margin(3)			14.76%			15.15%

(1) Average yields/rates are based on annualized total interest income/expense divided by average balances.
(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents annualized net interest income divided by average total interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2024 vs. Sep 30, 2023
BALANCE SHEET STATISTICS
Total common equity	$15,358	$14,758	$14,318	$14,060	$13,169	$2,189	16.6%
Total common equity as a % of total assets	12.86%	12.38%	11.88%	11.60%	11.21%		1.65%

Tangible assets	$117,335	$117,190	$118,439	$119,300	$115,535	$1,800	1.6%
Tangible common equity(1)	$13,230	$12,719	$12,268	$12,187	$11,225	$2,005	17.9%
Tangible common equity as a % of tangible assets(1)	11.28%	10.85%	10.36%	10.22%	9.72%		1.56%
Tangible book value per share(2)	$34.07	$32.68	$31.05	$30.36	$27.59	$6.48	23.5%

REGULATORY CAPITAL RATIOS(3)(4)
	Basel III - CECL Transition
Total risk-based capital ratio(5)	16.5%	16.4%	15.8%	15.8%	14.9%
Tier 1 risk-based capital ratio(6)	14.5%	14.3%	13.8%	13.8%	12.9%
Tier 1 leverage ratio(7)	12.9%	12.5%	12.0%	12.0%	11.7%
Common equity Tier 1 capital ratio	13.3%	13.1%	12.6%	12.6%	12.2%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Tangible book value per share is a non-GAAP measure, calculated based on Tangible common equity divided by common shares outstanding. For corresponding reconciliation of this measure to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(3) Regulatory capital ratios at December 31, 2024 are preliminary and therefore subject to change.
(4) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2024 and 2023 reflect 75% and 50%, respectively, of the phase-in of CECL effects.
(5) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(6) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(7) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	4Q'24 vs. 4Q'23		Dec 31 , 2024	Dec 31, 2023	YTD'24 vs. YTD'23
HOME & AUTO
Purchase volume(1)	$10,705	$11,361	$12,496	$10,512	$11,421	$(716)	(6.3)%	$45,074	$47,410	$(2,336)	(4.9)%
Period-end loan receivables	$32,034	$32,542	$32,822	$32,615	$31,969	$65	0.2%	$32,034	$31,969	$65	0.2%
Average loan receivables, including held for sale	$32,120	$32,613	$32,592	$31,865	$31,720	$400	1.3%	$32,298	$30,722	$1,576	5.1%
Average active accounts (in thousands)(2)	18,674	19,157	19,335	18,969	19,177	(503)	(2.6)%	19,014	18,967	47	0.2%

Interest and fees on loans	$1,487	$1,489	$1,419	$1,382	$1,403	$84	6.0%	$5,777	$5,270	$507	9.6%
Other income	$63	$56	$38	$33	$26	$37	142.3%	$190	$106	$84	79.2%

DIGITAL
Purchase volume(1)	$15,317	$13,352	$13,403	$12,628	$15,510	$(193)	(1.2)%	$54,700	$55,051	$(351)	(0.6)%
Period-end loan receivables	$29,347	$27,771	$27,704	$27,734	$28,925	$422	1.5%	$29,347	$28,925	$422	1.5%
Average loan receivables, including held for sale	$28,158	$27,704	$27,542	$28,081	$27,553	$605	2.2%	$27,872	$26,005	$1,867	7.2%
Average active accounts (in thousands)(2)	20,810	20,787	20,920	21,349	21,177	(367)	(1.7)%	20,986	20,793	193	0.9%

Interest and fees on loans	$1,582	$1,593	$1,544	$1,567	$1,579	$3	0.2%	$6,286	$5,894	$392	6.7%
Other income	$(6)	$4	$—	$6	$(7)	$1	(14.3)%	$4	$(14)	$18	(128.6)%

DIVERSIFIED & VALUE
Purchase volume(1)	$16,711	$14,992	$15,333	$14,023	$16,987	$(276)	(1.6)%	$61,059	$61,227	$(168)	(0.3)%
Period-end loan receivables	$20,867	$19,466	$19,516	$19,559	$20,666	$201	1.0%	$20,867	$20,666	$201	1.0%
Average loan receivables, including held for sale	$19,793	$19,413	$19,360	$19,593	$19,422	$371	1.9%	$19,540	$18,414	$1,126	6.1%
Average active accounts (in thousands)(2)	20,253	19,960	20,253	21,032	21,038	(785)	(3.7)%	20,437	20,738	(301)	(1.5)%

Interest and fees on loans	$1,206	$1,209	$1,165	$1,214	$1,204	$2	0.2%	$4,794	$4,533	$261	5.8%
Other income	$(9)	$(11)	$(22)	$(17)	$(30)	$21	(70.0)%	$(59)	$(93)	$34	(36.6)%

HEALTH & WELLNESS
Purchase volume(1)	$3,742	$3,867	$4,089	$3,980	$3,870	$(128)	(3.3)%	$15,678	$15,565	$113	0.7%
Period-end loan receivables	$15,436	$15,439	$15,280	$15,065	$14,521	$915	6.3%	$15,436	$14,521	$915	6.3%
Average loan receivables, including held for sale	$15,448	$15,311	$15,111	$14,697	$14,251	$1,197	8.4%	$15,143	$13,261	$1,882	14.2%
Average active accounts (in thousands)(2)	7,836	7,801	7,752	7,611	7,447	389	5.2%	7,743	7,169	574	8.0%

Interest and fees on loans	$935	$956	$911	$869	$866	$69	8.0%	$3,671	$3,231	$440	13.6%
Other income	$72	$68	$48	$66	$82	$(10)	(12.2)%	$254	$271	$(17)	(6.3)%

LIFESTYLE
Purchase volume(1)	$1,480	$1,411	$1,525	$1,244	$1,550	$(70)	(4.5)%	$5,660	$5,922	$(262)	(4.4)%
Period-end loan receivables	$6,914	$6,831	$6,822	$6,604	$6,744	$170	2.5%	$6,914	$6,744	$170	2.5%
Average loan receivables, including held for sale	$6,818	$6,823	$6,723	$6,631	$6,568	$250	3.8%	$6,749	$6,246	$503	8.1%
Average active accounts (in thousands)(2)	2,688	2,677	2,662	2,642	2,620	68	2.6%	2,674	2,587	87	3.4%

Interest and fees on loans	$268	$270	$258	$255	$255	$13	5.1%	$1,051	$959	$92	9.6%
Other income	$7	$9	$6	$8	$7	$—	—%	$30	$29	$1	3.4%

CORP, OTHER
Purchase volume(1)	$—	$2	$—	$—	$1	$(1)	(100.0)%	$2	$3	$(1)	(33.3)%
Period-end loan receivables	$123	$144	$140	$156	$163	$(40)	(24.5)%	$123	$163	$(40)	(24.5)%
Average loan receivables, including held for sale	$139	$145	$150	$90	$169	$(30)	(17.8)%	$131	$184	$(53)	(28.8)%
Average active accounts (in thousands)(2)	38	42	52	64	67	(29)	(43.3)%	50	83	(33)	(39.8)%

Interest and fees on loans	$2	$5	$4	$6	$16	$(14)	(87.5)%	$17	$15	$2	13.3%
Other income	$1	$(7)	$47	$1,061	$(7)	$8	(114.3)%	$1,102	$(10)	$1,112	NM

TOTAL SYF
Purchase volume(1)	$47,955	$44,985	$46,846	$42,387	$49,339	$(1,384)	(2.8)%	$182,173	$185,178	$(3,005)	(1.6)%
Period-end loan receivables	$104,721	$102,193	$102,284	$101,733	$102,988	$1,733	1.7%	$104,721	$102,988	$1,733	1.7%
Average loan receivables, including held for sale	$102,476	$102,009	$101,478	$100,957	$99,683	$2,793	2.8%	$101,733	$94,832	$6,901	7.3%
Average active accounts (in thousands)(2)	70,299	70,424	70,974	71,667	71,526	(1,227)	(1.7)%	70,904	70,337	567	0.8%

Interest and fees on loans	$5,480	$5,522	$5,301	$5,293	$5,323	$157	2.9%	$21,596	$19,902	$1,694	8.5%
Other income	$128	$119	$117	$1,157	$71	$57	80.3%	$1,521	$289	$1,232	NM

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$16,580	$15,980	$15,540	$15,282	$13,903
Less: Preferred stock	(1,222)	(1,222)	(1,222)	(1,222)	(734)
Less: Goodwill	(1,274)	(1,274)	(1,274)	(1,073)	(1,105)
Less: Intangible assets, net	(854)	(765)	(776)	(800)	(839)
Tangible common equity	$13,230	$12,719	$12,268	$12,187	$11,225
Add: CECL transition amount	573	573	573	573	1,146

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	214	209	227	225	229
Common equity Tier 1	$14,017	$13,501	$13,068	$12,985	$12,600
Preferred stock	1,222	1,222	1,222	1,222	734
Tier 1 capital	$15,239	$14,723	$14,290	$14,207	$13,334

Add: Subordinated debt	741	741	741	741	741
Add: Allowance for credit losses includible in risk-based capital	1,427	1,400	1,407	1,399	1,389
Total Risk-based capital	$17,407	$16,864	$16,438	$16,347	$15,464

ASSET MEASURES(2)
Total average assets	$119,254	$119,389	$119,864	$119,034	$114,599
Adjustments for:
Add: CECL transition amount	573	573	573	573	1,146
Less: Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,904)	(1,808)	(1,805)	(1,631)	(1,671)
Total assets for leverage purposes	$117,923	$118,154	$118,632	$117,976	$114,074

Risk-weighted assets	$105,417	$103,103	$103,718	$103,242	$103,460

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$15,239	$14,723	$14,290	$14,207	$13,334
Less: CECL transition adjustment	(573)	(573)	(573)	(573)	(1,146)
Tier 1 capital (CECL fully phased-in)	$14,666	$14,150	$13,717	$13,634	$12,188
Add: Allowance for credit losses	10,929	11,029	10,982	10,905	10,571
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$25,595	$25,179	$24,699	$24,539	$22,759

Risk-weighted assets	$105,417	$103,103	$103,718	$103,242	$103,460
Less: CECL transition adjustment	(290)	(290)	(290)	(290)	(580)
Risk-weighted assets (CECL fully phased-in)	$105,127	$102,813	$103,428	$102,952	$102,880

TANGIBLE BOOK VALUE PER SHARE
Book value per share	$39.55	$37.92	$36.24	$35.03	$32.36
Less: Goodwill	(3.28)	(3.27)	(3.23)	(2.68)	(2.72)
Less: Intangible assets, net	(2.20)	(1.97)	(1.96)	(1.99)	(2.05)
Tangible book value per share	$34.07	$32.68	$31.05	$30.36	$27.59

(1) Regulatory measures at December 31, 2024 are preliminary and therefore subject to change.
(2) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2024 and 2023 reflect 75% and 50%, respectively, of the phase-in of CECL effects.